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                                                                    EXHIBIT 99.3


                                ESCROW AGREEMENT

         This ESCROW AGREEMENT, dated as of April 1, 2004 (this "Agreement"), by and among [NAME OF INVESTOR], (the "Investor"), Viragen, Inc., a Delaware corporation ("Viragen"), and Law Offices of Brian W Pusch (the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, Viragen and the Investor have entered into a Purchase Agreement, dated as of the date hereof (the "Purchase Agreement"), pursuant to which, among other things, the Investor has agreed to purchase, and Viragen has agreed to sell and issue, certain securities of Viragen pursuant to the terms thereof;

         WHEREAS, pursuant to the Purchase Agreement, the Investor is depositing $_____________, representing the full purchase price under the Purchase Agreement, (the "Purchase Price") into escrow with the Escrow Agent; and

         WHEREAS, the parties hereto desire to set forth the terms of such escrow and the release of the Purchase Price from the escrow and to appoint the Escrow Agent to act in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. DEFINITIONS; CONSTRUCTION. Capitalized terms defined in the introductory paragraph of or recitals to this Agreement shall have the meanings in this Agreement as defined therein. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. The rules of construction set forth in the Purchase Agreement shall apply to this Agreement.

         2. APPOINTMENT OF ESCROW AGENT. Viragen and the Investor hereby appoint the Escrow Agent to act as escrow agent in accordance with the terms hereof, and the Escrow Agent hereby accepts such appointment.

         3. DEPOSIT OF ESCROW AMOUNT. On or within two Business Days after the date hereof, the Investor shall deposit $___________ in immediately available funds (together with all interest, income and other earnings thereon, the "Escrow Amount") into an attorney escrow or attorney trust account designated by the Escrow Agent (the "Escrow Account").

         4. INVESTMENT OF ESCROW AMOUNT. Promptly after receipt of the Escrow Amount, the Escrow Agent shall, pending the disbursement thereof pursuant to this Agreement, hold the Escrow Amount in an interest-bearing attorney escrow or


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attorney trust account at Citibank, N.A. Any interest received by the Escrow
Agent with respect to the Escrow Amount (the "Escrow Interest") shall remain in the Escrow Account until released from escrow as provided in this Agreement. All Escrow Interest shall be the property of the Investor.

         5. RELEASES FROM ESCROW. The Escrow Agent shall dispose of or distribute the Escrow Amount only in accordance with this SECTION 5. Notwithstanding the foregoing, to the extent inconsistent with this Agreement, the basis for claims for such disbursement, and any limitations thereon, shall be governed by the Purchase Agreement, which shall be controlling between Viragen and the Investor, respectively.

                  (a) RELEASE OF ESCROW AMOUNT PER JOINT INSTRUCTIONS. The Escrow Agent shall release the Escrow Amount at any time pursuant to the joint written instructions of the Investor and Viragen (which may be executed and/or transmitted in counterparts).

                  (b) RELEASE OF ESCROW AMOUNT TO VIRAGEN. If the Stockholder Approval Condition is satisfied, then within two Business Days thereafter the Investor and Viragen shall jointly advise the Escrow Agent of that fact in writing. The Escrow Agent shall thereafter release the Escrow Amount to Viragen upon the Closing under the Purchase Agreement promptly after the Investor notifies the Escrow Agent, with a copy to Viragen, that the conditions precedent in Section 8.2 of the Purchase Agreement have been satisfied or have been waived by the Investor.

                  (c) RELEASE TO THE INVESTOR. If the Investor shall notify the Escrow Agent, with a copy to Viragen, that (1) the Stockholder Approval Condition has not been satisfied within 120 days after the Escrow Funding Date or (2) that the conditions in Section 8.2 of the Purchase Agreement have not been satisfied or waived by the Investor on or before the date that is three Business Days after the date on which, by the terms of the Purchase Agreement, the Closing is required to occur, then in either such case the Escrow Agent shall release the Escrow Amount to the Investor. The amount of the Escrow Amount released to Viragen pursuant to this Section 5(b) shall be reduced by the amount of the Investor's legal fees, but in no event in excess of [$2,500][$32,500]. Such amount for legal fees shall be deemed for all purposes to have been release by the Escrow agent to Viragen and then deposited by Viragen with the Escrow Agent for release to the Investor or its legal counsel.

                  (d) INTEREST. The Escrow Agent shall release any interest or other earnings on the Escrow Amount to the Investor from time to time at the Investor's request to the Escrow Agent.

                  (e) CERTAIN DISPUTES. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Escrow Amount held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (i) to retain in the Escrow Agent's possession without liability to anyone all or any part of the Escrow Amount until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment of a board of arbitration or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, or (ii) to deliver the Escrow Amount and any other property and


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documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the State of New York, City of New York, Borough of Manhattan, in accordance with the applicable procedure therefor. Upon delivery to such court, Escrow Agent shall be relieved of all further duties hereunder.

                  (f) COURT ORDER. Notwithstanding any provision in this Agreement to the contrary, the Escrow Agent shall disburse the Escrow Amount in accordance with a final judgment or final court order from a court of competent jurisdiction directing disposition of the Escrow Amount (a "Court Order"). A judgment or order under any provision of this Agreement shall not be deemed to be final until the time within which an appeal may be taken therefrom has expired and no appeal has been taken, or until the entry of a judgment or order from which no appeal may be taken. The Escrow Agent shall be entitled to receive and may conclusively rely on an opinion of counsel to the presenting party to the effect that a Court Order as referred to in this Section is final and nonappealable and from a court of competent jurisdiction.

         6. TAXES. The Investor shall be deemed to be the owner of the Escrow Amount for tax purposes and shall be responsible for any tax resulting therefrom, unless and until it shall be determined that Viragen is entitled to release of the Escrow Amount. To the extent that the Escrow Agent becomes liable for the payment of taxes on behalf of another party hereunder, including withholding taxes, in respect of interest, income and other earnings from the investment of the Escrow Amount held hereunder or any payment made hereunder, the Escrow Agent may pay such taxes on behalf of such party from funds on deposit under this Agreement. The Escrow Agent may withhold from any payment of monies to the party on whose behalf the taxes were paid, such amount as the Escrow Agent reasonably estimates to be sufficient to provide for the payment of such taxes not yet paid, and shall use the sums withheld solely for that purpose.

         7. ESCROW AGENT.

                  (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein.

                  (b) The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any notice, instruction or request furnished to it in writing hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (c) The Escrow Agent shall not be liable for any action taken by it in good faith without gross negligence, and may consult with counsel of its own choice (including attorneys at the Escrow Agent's law firm) and shall have full and complete authorization and protection for any reasonable action taken or suffered by it hereunder in good faith and in accordance with the advice of such counsel.

                  (d) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date (not less than fifteen (15) days after the giving of such notice) when such resignation shall take effect, and by transferring all funds then held by it pursuant to this Agreement to the successor escrow agent. Promptly after such notice, Viragen and the Investor shall by mutual agreement appoint a successor escrow agent, such escrow agent to hold the Escrow Amount


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upon the resignation date specified in such notice. If a successor escrow agent is not appointed within fifteen (15) days, the Escrow Agent shall have the right to petition any court of competent jurisdiction for the appointment of a successor escrow agent. Viragen and the Investor may by mutual agreement at any time substitute a new escrow agent by giving fifteen (15) days' notice thereof to the Escrow Agent then acting. The Escrow Agent shall continue to serve until its successor accepts the escrow and receives delivery of the Escrow Amount.

                  (e) Viragen and the Investor agree, jointly and severally, to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense incurred by it, arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises, other than as incurred by reason of its willful or reckless misconduct or bad faith. The provisions of this section shall survive the resignation or removal of the Escrow Agent and the termination of this Agreement.

                  (f) The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by Viragen, the Investor and the Escrow Agent.

                  (g) The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                  (h) The Escrow Agent has acted as legal counsel for Alexandra Global Master Fund Ltd., an international business company formed under the laws of the British Virgin Islands ("Alexandra"), and may continue to act as legal counsel for Alexandra, from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Investor and Viragen consent to the Escrow Agent acting in such capacity as legal counsel for Alexandra and waive any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Investor understands that Alexandra and the Escrow Agent are relying explicitly on the foregoing provision.

         8. REPRESENTATIONS. Each of the Escrow Agent, Viragen and the Investor hereby represents and warrants to the other parties (a) that this Agreement has been duly executed by it and constitutes the valid and legally binding obligation of it, enforceable against it in accordance with the terms hereof, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally and (b) that the execution, delivery and performance of this Agreement does not and will not violate any law or regulation applicable to it. The Escrow Agent hereby represents and warrants that the funds held in the Escrow Account, at all times when held by the Escrow Agent, will not be subject to any lien, claim or other encumbrance arising from or through the Escrow Agent.



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         9. GENERAL.

                  (a) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt if delivered personally or sent by facsimile transmission (receipt of which is confirmed mechanically, personally or by email), or the day after when sent by courier service promising overnight delivery (with delivery confirmed the next day) or three (3) Business Days after deposit in the U.S. mails, first class postage prepaid. Notices shall be addressed as follows:

(i) if to the Investor:

[NAME]
[ADDRESS]
Attention:
Facsimile:  (   )
             ---

(ii) If to Viragen:

Viragen, Inc.
865 Southwest 78th Street
Suite 100 Plantation, FL 33324 Attention:
Facsimile: (954) 233-1413

With a copy to the Escrow Agent

(iii) If to Escrow Agent:

Law Offices Of Brian W Pusch,
     as Escrow Agent
29 West 57th Street
Penthouse Suite
New York, NY  10019
Facsimile:  (212) 980-7055

                  (b) ENTIRE AGREEMENT. This Agreement, the Purchase Agreement, and the other Transaction Documents entered into in connection herewith and therewith, constitute the entire agreement between the parties with respect to the transactions contemplated hereby and thereby and supersede all written (other than the Transaction Documents) or verbal representations, warranties, commitments and other understandings prior to the date hereof. No reference shall be made to any draft of this Agreement, any other document or any Schedule or Exhibit hereto for purposes of interpretation or resolution of ambiguity or otherwise.

                  (c) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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                  (d) SEVERABILITY. If any provision of this Agreement shall be held to be unenforceable or invalid by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not alter the enforceability, validity or effect of any other provision of this Agreement.

                  (e) ASSIGNABILITY. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of the parties hereto. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, by any party hereto without the prior written consent of the other parties hereto.

                  (f) THIRD PARTY BENEFICIARIES. The terms and provisions of this Agreement are intended solely for the benefit of each of the parties hereto and their respective successors and permitted assigns, and it is not the intention of the parties hereto to confer third party beneficiary rights except as expressly provided in Section 7(h).

                  (g) CAPTIONS. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

                  (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any principles of conflict of laws.

                  (i) AMENDMENT AND WAIVER. This Agreement may be amended, modified, supplemented or waived only by an instrument in writing signed by Viragen, the Escrow Agent and the Investor.

                  (j) LIMITED LIABILITY. The Escrow Agent shall have only those duties as are specifically provided herein, which shall be deemed purely ministerial in nature, and shall under no circumstance be deemed a fiduciary for any of the parties to this Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document between the other parties hereto, in connection herewith, including without limitation the Purchase Agreement. This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred from the terms of this Agreement or any other agreement. IN NO EVENT SHALL THE ESCROW AGENT HAVE ANY LIABILITY OTHER THAN FOR ACTUAL (AND NOT CONSTRUCTIVE) FRAUD OR RECKLESS OR WILLFUL MISCONDUCT AS DETERMINED BY FINAL JUDGMENT (NOT SUBJECT TO FURTHER APPEAL) OF A COURT OF COMPETENT JURISDICTION. IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES OF ANY KIND WHATSOEVER (INCLUDING BUT NOT LIMITED TO LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed as of the date and year first above written.

         ESCROW AGENT                             INVESTOR

         LAW OFFICES OF BRIAN W PUSCH,
          as Escrow Agent                         [NAME]


         By:                                      By:
              ------------------------                 ------------------------
                  Brian W. Pusch                          Name:
                                                          Title:



         VIRAGEN, INC.


         By:
              ------------------------
                 Name:
                 Title:




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